                                                                    EXHIBIT 23.8



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the use in Post-Effective Amendment No. 1 of this Registration Statement of ebank Financial Services, Inc. on Form SB-2/A of our report, dated February 11, 2004, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to our Firm under the captions "Experts" and "Selected Consolidated Financial Data" in such Prospectus.


                                                   /s/ Porter Keadle Moore, LLP

Atlanta, Georgia
April 6, 2004